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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 JANUARY 9, 2004
                     --------------------------------------
                        (Date of Earliest Event Reported)



                      CRESCENT REAL ESTATE EQUITIES COMPANY
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             (Exact Name of Registrant as Specified in its Charter)



           TEXAS                      1-13038                  52-1862813
--------------------------     ---------------------    ------------------------
 (State of Incorporation)         (Commission File          (I.R.S. Employer
                                      Number)            Identification Number)


                777 MAIN STREET, SUITE 2100, FORT WORTH, TX 76102
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               (Address of Principal Executive Offices) (Zip Code)


                                 (817) 321-2100
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

In accordance with the requirements of SFAS No. 144, Crescent Real Estate Equities Company (the "Company") has updated the consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "March 31, 2003 10-Q") to:

         o reclassify the results of operations of assets initially designated as held for sale during the period from April 1, 2003 through September 30, 2003, as "Discontinued operations - income on assets sold and held for sale" and to reclassify the gain or loss on such assets as "Discontinued operations -
                  (loss) gain on assets sold and held for sale" in the Company's unaudited Consolidated Statements of Operations for the three months ended March 31, 2003 and 2002;

         o reclassify the carrying value of assets initially designated as held for sale during the period from April 1, 2003 through September 30, 2003 as "Properties held for disposition, net" in the Company's unaudited Consolidated Balance Sheet as of March 31, 2003;

         o reclassify the carrying value of assets initially designated as held for sale during the period from January 1, 2003 through September 30, 2003 as "Properties held for disposition, net" in the Company's audited Consolidated Balance Sheet as of December 31, 2002.

Also in accordance with the requirements of SFAS No. 144, the Company has updated the consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "June 30, 2003 10-Q") to:

         o reclassify the results of operations of assets initially designated as held for sale during the period from July 1, 2003 through September 30, 2003, as "Discontinued operations - income (loss) on assets sold and held for sale" and to reclassify the gain or loss on such assets as "Discontinued operations - (loss) gain on assets sold and held for sale" in the Company's unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2003 and 2002;

         o reclassify the carrying value of assets initially designated as held for sale during the period from July 1, 2003 through September 30, 2003 as "Properties held for disposition, net" in the Company's unaudited Consolidated Balance Sheet as of June 30, 2003;

         o reclassify the carrying value of assets initially designated as held for sale during the period from January 1, 2003 through September 30, 2003 as "Properties held for disposition, net" in the Company's audited Consolidated Balance Sheet as of December 31, 2002.

The Company is filing this Form 8-K to make its updated, consolidated financial statements, including the notes thereto, publicly available and to update the disclosures in the Part I: Item 1. " Financial Statements" and Part I: Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the March 31, 2003 10-Q and the June 30, 2003 10-Q to reflect the changes in such financial statements, with each of such Items presented in its entirety. All other portions of the Company's March 31, 2003 10-Q and June 30, 2003 10-Q are unchanged, and none of the other information contained in such Forms 10-Q has been updated.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


EXHIBIT NO.       DESCRIPTION

     99.1 Updated Part I: Items 1 and 2 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003

     99.2 Updated Part I: Items 1 and 2 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRESCENT REAL ESTATE EQUITIES COMPANY



Dated:  January 9, 2004                   By: /s/ JERRY R. CRENSHAW, JR.
                                              ----------------------------------
                                              Name: Jerry R. Crenshaw, Jr.
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
     99.1         Updated Part I: Items 1 and 2 of the Company's Quarterly
                  Report on Form 10-Q for the quarter ended March 31, 2003

     99.2         Updated Part I: Items 1 and 2 of the Company's Quarterly
                  Report on Form 10-Q for the quarter ended June 30, 2003